Exhibit 10.1

康迪科技集团有限公司

与

康迪电动汽车（海南）有限公司

管理团队

关于

高尔夫跨界车项目

股权激励协议之补充协议

Supplementary Agreement to Equity Incentive Agreement on Project of

Crossover Golf Carts

by and between

Kandi Technologies Group, Inc.

And

Project Management Team of Kandi Electric Vehicles (Hainan) Co., Ltd.

本股权激励协议之补充协议（以下简称“协议或本协议”）由下列双方于2023年8月28日在中国浙江省金华市签署。

This Supplementary Agreement to the Equity Incentive Agreement (hereinafter referred to as this “Agreement”) is signed on August 28, 2023 in Jinhua City Zhejiang Province, People’s Republic of China, by and between:

甲方：康迪科技集团有限公司（KNDI）（以下简称“授予方”）

业务授权代表：胡晓明

Party A: Kandi Technologies Group, Inc. (hereinafter referred to as “Granting Party”)

Authorized Representative: Hu Xiaoming

乙方：康迪电动汽车（海南）有限公司高尔夫跨界车项目管理团队

团队代表人：潘国庆（以下简称“接受方”）

以下授予方和接受方合称“双方”，单独称为“一方”。

Party B: Management Team of Project of Crossover Golf Carts of Kandi Electric Vehicles (Hainan) Co., Ltd.

Team Representative: Pan Guoqing (hereinafter referred to as“Receiving Party”)

The following Granting Party and Receiving Party are hereinafter collectively referred to as the “parties” and individually as a “party”.

鉴于：

Whereas:

1、双方于2023年3月13日签订的《关于高尔夫跨界车项目股权激励协议》，该协议约定乙方确保康迪电动汽车（海南）有限公司的高尔夫跨界车项目（以下简称“跨界车项目”）在2023年1月1日至2025年12月31日的三年期间内累计实现不低于1.5亿元人民币的经营净利润。如果未来三年的净利润能达到甲方的预期，甲方愿意授予乙方相应的股票奖励，且将于第三年对赌期期末对激励实现情况进行累计考核，以保证三年累计对赌利润与累计对赌收益的一致性。

The Equity Incentive Agreement on the Project of Crossover Golf Carts signed by both parties on March 13, 2023, which specifies that Party B shall ensure that the Project of Crossover Golf Carts of Kandi Electric Vehicles (Hainan) Co., Ltd. (hereinafter referred to as the “Crossover Project”) realize an accumulative net operating profit of no less than RMB150 million for the three-year period from January 1, 2023 to December 31, 2025. Pursuant to the Equity Incentive Agreement Party A is willing to grant Party B the appropriate stock awards and will perform a cumulative evaluation on such profit realization at the end of the third year of evaluation period to ensure the consistency of the cumulative evaluation profits and cumulative evaluation earnings of the three years, provided that the net profit in the next three years can meet the expectations of Party A.

2、经内部审计，跨界车项目在2023年1月1日至2023年7月31日期间已实现经营净利润超过5000万元人民币。为了稳定队伍和鼓励跨界车项目管理团队的积极性，促进跨界车项目效益稳步增长，甲方同意对限制性股票激励时间进行调整，现经双方友好协商并达成以下补充条款：

The internal audit identified that the Crossover Project achieved an operating net profit of more than RMB50 million from January 1, 2023 to July 31, 2023. In order to stabilize the team, fully mobilize enthusiasm of the management team of the Crossover Project and promote the steady growth of benefits of the Crossover Project, Party A agrees to make adjustment to the incentive time of the restricted stocks, and both parties have reached the following supplementary terms through friendly negotiation:

一、根据内部审计结果，跨界车项目在2023年1-7月份已超额完成2023年全年的利润目标，为此甲方同意提前发放KNDI激励股票5957811股的限制性股票（“托管股”），交付给乙方指定的人员，这些载有特定托管限制的限制性股票拥有投票权。

Based on the internal audit results, the Crossover Project, during the period of January to July 2023, has over-achieved profit target for the whole year of 2023, therefore, Party A agrees to issue 5,957,811 KNDI restricted shares (the “Restricted Shares”) ahead of time to the designee(s) of Party B, and Party B shall have voting rights on these Restricted Shares containing specific escrow restrictions.

二、上述限制性托管股票将在三年对赌期满后，按《关于高尔夫跨界车项目股权激励协议》进行累计考核。对赌期间如果出现亏损，则由乙方在每一相应年度的审计报告出具后30个工作日内，对跨界车项目实际亏损以现金方式进行补偿。同样在每一相应年度的审计报告出具后30个工作日内按原协议对赌条件解除相应数量股票的托管限制。如果累计条件未能100%达标，则按最终的结算后的数据计算，未能达标的部分将由甲方收回相应数量的股票。

The above Restricted Shares will be cumulatively assessed according to the Equity Incentive Agreement on Project of Crossover Golf Carts upon the expiration of the three-year evaluation period. If there is a loss during the evaluation period, Party B shall compensate in cash the actual loss of the Crossover Project within 30 working days after the audit report of each corresponding year is issued. Similarly, the escrow restrictions on Restricted Shares shall be released within 30 working days after the issuance of the audit report of each corresponding year according to the evaluation conditions in the original agreement. If the cumulative conditions are not 100% achieved, Party A shall take back the corresponding number of shares for the portion that are not up to the conditions based on the final audit results.

甲方（授予方）、乙方（接受方）于文首载明的日期签署本协议，以资证明。

IN WITNESS HEREOF, Party A and Party B have executed this Agreement as of the date first above written.

三、本协议以中文书就，中文正本一式四份，授予方和接受方各持有正本二份。

This Agreement is written in Chinese, and the Chinese original is made in quadruplicate.

The Receiving Party and the Granting Party hold two originals each.

以下无正文

(no text below)

甲方：康迪科技集团有限公司（KNDI）（“授予方”）

Party A: Kandi Technologies Group, Inc. (KNDI) (the “Granting Party”)

授权代表人签字：_________________________

Signature of authorized representative: _________________________

乙方：康迪电动汽车（海南）有限公司高尔夫跨界车项目管理团队

团队代表人：潘国庆（“接受方”）

Party B: Project Management Team of the Project of Crossover Golf Carts of Kandi Electric Vehicles (Hainan) Co., Ltd.

Team representative: Pan Guoqing (the “Receiving Party”)

授权代表人签字：__________________________

Signatures of authorized representative: __________________________

5